                               ASSET PURCHASE AGREEMENT


     THIS AGREEMENT is made and entered into this 23rd day of December, 1998, (the "Effective Date"), by and between SYGNET COMMUNICATIONS, INC., an Ohio corporation, (hereinafter referred to as "Seller"), and DOBSON TOWER COMPANY, an Oklahoma Corporation, (hereinafter referred to as "Buyer").

     WHEREAS, Seller has agreed to grant, bargain, sell, assign, transfer and deliver to Buyer all the cellular towers, cellular tower sites, equipment, fixtures, cellular tower leases, ground leases, real estate owned, personal property, and fixtures associated therewith (herein the "Assets"), identified and summarized in the attached Exhibit "A"; and Buyer has agreed to purchase all the Assets in accordance with the terms of this Agreement.

     NOW, THEREFORE, in consideration of the foregoing and in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

     1. SALE OF ASSETS. Seller hereby sells, grants, bargains, assigns, transfers and delivers to Buyer all the Assets, both tangible and intangible, wherever located, such Assets identified and summarized in the attached Exhibit "A", and Buyer hereby purchases such Assets for the sum of $25 Million Dollars. Seller acknowledges receipt of the purchase price.

     2. ASSIGNMENT. Seller shall take all necessary actions to consummate the terms of this Agreement, including, but not limited to, execution of a Bill of Sale, Assignment and Assumption Agreement, execution of other instruments as necessary, including, but not limited to, assignments of leases and conveyance of real property, and to take such action as Buyer may reasonably deem necessary or appropriate to enable Buyer to exercise fully its rights hereunder.

     3. CLOSING DATE. Seller and Buyer agree that the closing with respect to this Agreement shall take place simultaneous with the closing of that certain Agreement and Plan of Merger dated as of July 28, 1998, among Sygnet Wireless, Inc., and Dobson/Sygnet Operating Company, f/k/a Front Nine Operating Company (the "Sygnet Merger).

     4. EFFECTIVE TIME AND DATE. The terms and provisions of this Agreement are effective as of the Effective Date set forth above, and immediately prior to the effective time of the Sygnet Merger.

     5. REPRESENTATIONS OF SELLER. Seller represents and warrants to Buyer that (a) Seller has full power, authority and capacity to execute this Agreement, perform the transactions required of it to consummate the transaction, and that to the extent consents of third parties are required in order to consummate the transactions contemplated by this Agreement, such consents have been obtained or will to the best of Seller's ability be obtained; (b) Seller's execution, delivery and performance of this Agreement, and the execution and delivery of the documents delivered and transactions effected by it at the closing violate no contract, agreement, order, judgment or the like that is binding on Seller or the enforcement of which is threatened by any pending or anticipated litigation, hearing or investigation; (c) the Assets identified in the attached Exhibit "A" will be transferred to Buyer free and clear of all liens, encumbrances, security interests and claims of third parties, other than those liens, encumbrances, security interests or claims of third parties which are specifically assumed by Buyer, if any. To the extent Seller cannot obtain any required consent of a third party within sixty (60) days of the Closing Date, the Buyer may, in its sole election, re-convey to Seller any of the Assets subject to a lien, encumbrance, security interest or claim of third parties for a credit equal to the fair market value of the returned Asset, such value to be determined by Seller and Buyer.

     6. REPRESENTATIONS OF BUYER. Buyer represents and warrants to Seller that (a) Buyer has full power, authority and capacity to execute this Agreement and perform the transactions required of it to consummate the transaction; (b) Buyer's execution, delivery and performance of this Agreement, and the execution and delivery of the documents delivered and transactions effected by it at the closing violate no contract, agreement, order, judgment or the like that is binding on Buyer or the enforcement of which is threatened by any pending or anticipated litigation, hearing or investigation.

     7. ACKNOWLEDGMENT WITH RESPECT TO SUBSEQUENT SALES. Seller and Buyer acknowledge and agree that should any of the Assets be re-sold by Buyer to a non-affiliated third party after consummation of this Agreement, any Excess Tower Proceeds received by Seller and Buyer in connection with such resale shall be applied in accordance with the terms and provisions of that certain Credit Agreement dated as of December 23, 1998, by and between Dobson/Sygnet Operating Company, as Borrower, and NationsBank, N.A., as Administrative Agent (the "Credit Agreement"). For purposes of this paragraph, "Excess Tower Proceeds" shall have the meaning as defined in the Credit Agreement. The terms of this paragraph shall survive the Closing.

     8. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of each party shall survive the Closing.

     9. INDEMNIFICATION. Each of Seller and Buyer agrees to defend, indemnify and hold harmless the other from and against any breach of the respective party's warranties and representations set forth above.

     10. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

     11. GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the substantive laws of the State of Oklahoma.

     12. MODIFICATION. This Agreement may be amended only by a writing signed by all the parties hereto.

     13. BINDING EFFECT. This Agreement shall inure to the benefit of, and shall be binding on, the parties hereto and their respective successors and assigns.

     14. INVALIDITY. If any one or more of the provisions of this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect the remaining provisions of this Agreement, and this document shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

     15. ENTIRE CONTRACT. This Agreement constitutes the entire Agreement among the parties hereto and supersedes any and all prior and contemporaneous negotiations, agreements, and understandings among the parties hereto pertaining to the subject matter hereof.

     16. HEADINGS AND CONSTRUCTION. The headings contained in this Agreement are inserted for convenience only, and shall not constitute a part hereof.

     IN WITNESS WHEREOF, the parties hereto have entered into this Agreement as of the Effective Date first above written.

                                       "SELLER"

                                       SYGNET COMMUNICATIONS, INC.


                                       /s/ G. Edward Evans
                                       --------------------------------
                                       By: G. Edward Evans
                                          -----------------------------
                                       Title: President
                                          -----------------------------


                                       "BUYER"

                                       DOBSON TOWER COMPANY


                                       /s/ G. Edward Evans
                                       --------------------------------
                                       By: G. Edward Evans
                                          -----------------------------
                                       Title: President
                                          -----------------------------

                                     EXHIBIT "A"

                        IDENTIFICATION AND SUMMARY OF ASSETS
                            TRANSFERRED BY SELLER TO BUYER

Number SITE NAME                     HUB   MKT    COUNTY      STATE ADDRESS                                                    LAND
-----------------------------------------------------------------------------------------------------------------------------------
  1    Calcutta (St. Clair)               COLUM   Columbiana   OH   16067 Maple St. Calcutta, OH  43920                           R
  2    Columbiana (Fairfield Twp)         COLUM   Columbiana   OH   State Rt.# 344 Columbianna, OH                                R
  3    Damascus (Butler Twp)              COLUM   Columbiana   OH   690 Valley Rd. Damascus, OH                                   R
  4    East Liverpool                     COLUM   Columbiana   OH   1000 Pope St. East Liverpool, OH 43920                        R
  5    East Palestine                     COLUM   Columbiana   OH   1415 Brookdale Ave. East Palestine, OH 44413                  R
  6    Hanoverton (Hanover Twp)           COLUM   Columbiana   OH   30546 Speidel Rd. Hanoverton, OH  44423                       R
  7    Salem (Downtown)                   COLUM   Columbiana   OH   231 South Broadway Ave. Salem, OH  44460                      R
  8    Fairview                           ERIE    Erie         PA   4701 Franklin Ave. Fairview, PA  16415                        R
  9    Girard, PA                         ERIE    Erie         PA   Mill Rd. Girard, PA  16417                                    R
 10    Harborcreek                        ERIE    Erie         PA   4463 Iroquois Ave. Erie, PA  16511                            R
 11    Millcreek 1                        ERIE    Erie         PA   2212 Fillmore Ave. Erie, PA  16506                            R
 12    Millcreek 2                        ERIE    Erie         PA   5709 Wattsburg, Rd. Erie, PA 16509                            R
 13    Northeast                          ERIE    Erie         PA   8168 Dougan Rd. North East, PA  16428                         R
 14    Union City                     FH  ERIE    Erie         PA   RD #1 Old Wattsburg Rd. Union City, PA 16438                  R
 15    Waterford                          ERIE    Erie         PA   11730 Route 19 Waterford, PA  16509                           R
 16    West Springfield                   ERIE    Erie         PA   13825 Ridge Road and Rt.#20 W.Springfield, PA  16443          R
 17    Addison                            NY3     Steuben      NY   Box 290 RD #3 Derby Hill Rd. Addison, NY                      R
 18    Alexander                          NY3     Genesee      NY   3242 Stannard Rd. Alexander, NY  14005                        R
 19    Arkwright                          NY3     Chautauqua   NY   RD #1 9565 Center Rd. Fredonia, NY  14063                     R
 20    Bath 2                             NY3     Steuben      NY   Rumsey Rd. Bath, NY, Steuben County                           R
 21    Bolivar                            NY3     Allegany     NY   Route 5A Salt Rising Rd. Bolivar, NY                          R
 22    Caneadea (Houghton)                NY3     Allegany     NY   Dutch Hill Rd. Caneadea, NY                                   R
 23    Carrolton                      FH  NY3     Cattaraugus  NY   Allegany, NY                                                  R
 24    Dunkirk (Perm)                     NY3     Chautauqua   NY   1089 Central Ave. Dunkirk, NY                                 R
 25    Ellicottville 2                    NY3     Cattaraugus  NY   6152 Sugartown Rd., Ellicottville, NY                         R
 26    Findley (French Creek)             NY3     Chautauqua   NY   Gilmore Rd. Clymer, NY                                        R
 27    Hornell                            NY3     Steuben      NY   Bald Hill Rd. Hornellsville, NY  13843                        R
 28    Jasper                             NY3     Steuben      NY   2499 Timmeran Rd. Greenwood, NY  14839                        R
 29    Keuka Lake #2                      NY3     Steuben      NY   9540 Grove Spring Rd. Hammondsport, NY  14840                 R
 30    LeRoy                              NY3     Genesee      NY   8132 W. Bergen Rd. Leroy, NY  14482                           R
 31    Little Valley                      NY3     Cattaraugus  NY   Forth St.Little Valley, NY                                    R
 32    Olean 2                            NY3     Cattaraugus  NY   Buffalo St. Ext., Olean, NY 14760                             R
 33    Pembroke                           NY3     Genesee      NY   2064 Indian Falls Rd. Corfu, NY                               R
 34    Poland, NY                     FH  NY3     Chautauqua   NY   RD #1 Mee Rd. Poland, NY                                      R
 35    Portville                          NY3     Cattaraugus  NY   W. River Rd. Portville, NY                                    R
 36    Silver Creek                       NY3     Chautauqua   NY   12592 Beebe Rd. Irving, NY                                    R
 37    Steamburg                          NY3     Cattaraugus  NY   Oldro Hill Rd., Coolspring, NY                                R
 38    Warsaw                             NY3     Wyoming      NY   3130 Merchant Rd. Warsaw, NY                                  R
 39    Westfield                          NY3     Chautauqua   NY   Douglas Rd. Westfield, NY                                     R
 40    Blooming Valley                    PA1     Crawford     PA   28361 Highway 77, Cambridge Springs, PA 16403                 R
 41    Carlton                            PA1     Venango      PA   County Line Road Carlton, PA                                  R
 42    Dicksonburg                        PA1     Crawford     PA   Agnew Rd. Crawford County, PA                                 R
 43    Oil City 2 (Permanent)         FH  PA1     Venango      PA   840 Orange Rd. Ext. Oil City, PA  Cranberry Twp.              R
 44    Pittsfield                         PA1     Warren       PA   Abraham Hollow Pittsfield Twp. PA                             R
 45    Pymatuning                         PA1     Crawford     PA   TW Route 307 Snake Rd.,Jamestown, PA 16134                    R
 46    Sheffield Twp.                     PA1     Warren       PA   Bull Hill Sheffield, PA                                       R
 47    Tidioute                           PA1     Warren       PA   Cambell Hill Rd., Tidioute, PA                                R
 48    Warren, PA                     FH  PA1     Trumbull     PA   East Fifth Ave. Ext. Warren, PA                               R
 49    St. Mary's                         PA2     Elk          PA   Burkes True Value Route #255 St. Marys, PA                    R
 50    Butler 3                           PA6     Butler       PA   Heinz Rd. Butler, PA                                          R
 51    Cranberry 2                        PA6     Butler       PA   60 Progress Ave. Cranberry, PA  16066                         R
 52    East Brady                         PA6     Clarion      PA   Ferry St., East Brady (Bourgh), PA                            R
 53    Elderton                       FH  PA6     Armstrong    PA   West Saltwork Rd. Elderton, PA                                R
 54    Ellwood City                       PA6     Lawrence     PA   Ellwood City, PA                                              R
 55    Emlenton                       H   PA6     Clarion      PA   Hays Rd. Richland Twp.                                        R
 56    Freeport                       FH  PA6     Armstrong    PA   150 Striker Rd. Freeport, PA  16229                           R
 57    Muddy Creek                        PA6     Butler       PA   2627 William Flynn Hwy. Slippery Rock, PA  16057              R
 58    New Bethlehem                      PA6     Clarion      PA   1/4 mile N. of the end of Conrail Rd. New Bethlehem, PA 16242 R
 59    Prospect (Perm)                    PA6     Butler       PA   Monroe St. Prospect, PA                                       R
 60    Pulaski                            PA6     Lawrence     PA   Cotton School Rd. Volant, PA  16156                           R
 61    Slippery Rock                      PA6     Butler       PA   284 Miller Rd. Slippery Rock, PA  16047                       R
 62    South Lawrence (L Beaver)          PA6     Lawrence     PA   RD #1 Cosgrove Rd. New Galilee, PA  16141                     R
 63    Worth                              PA6     Lawrence     PA   1810 Perry Hwy, Portersville, PA 16051                        R
 64    Worthington                    H   PA6     Armstrong    PA   Rt. 422  East, approx. 3 miles west of Worthington, PA        R
 65    Brockway                           PA7     Jefferson    PA   Cemetery Hill Rd.(SR #1025)   Brockway, PA                    R
 66    Brookville                         PA7     Jefferson    PA   RR #4 W322 Brookville, PA                                     R
 67    Clarksburg                         PA7     Indiana      PA   RD#1 Box 625 Clarksburg, PA                                   R
 68    Curwensville (Lumber City)         PA7     Clearfield   PA   Ann St. Ext. Curwensville, PA  16833                          R
 69    Dubois                             PA7     Clearfield   PA   RD #3 Box 254 Juniata St. Ext. DuBois, PA  15801              R
 70    Indiana East                   H   PA7     Indiana      PA   Black Hawk Rd. Chestnut Ridge   Penn Run, PA                  R
 71    Marion Center                      PA7     Indiana      PA   Keslar Rd.Twp Rt. 557,E. Mahoning Twp. Indianna County, PA    R
 72    Morrisdale                         PA7     Clearfield   PA   Oak Grove Rd. Morrisdale, PA  16821                           R
 73    Charleston                         MERCER  Mercer       PA   W. Big Bend Rd. Mercer, PA  16137                             R
 74    Greenfield                         MERCER  Mercer       PA   25 Jellison Lane Mercer, PA  16137                            R
 75    Greenville                     H   MERCER  Mercer       PA   107 Mc Cracken Rd. Greenville, PA  16125                      R
 76    Grove City                         MERCER  Mercer       PA   522 East Main St. Grove City, PA  16127                       R
 77    Hermitage 2                        MERCER  Mercer       PA   N. Buhl Farm Dr.                                              R
 78    New Vernon                         MERCER  Mercer       PA   513 Boyd-Steckler Rd. New Vernon, PA                          R
 79    W.Middlesex (Shenango Twp)         MERCER  Mercer       PA   100 Farkas Rd. West Middlesex, PA                             R
 80    Alliance (Smith Twp)               YGTN    Mahoning     OH   Mahoning Ave. Alliance, OH                                    R
 81    Austintown 1                   H   YGTN    Mahoning     OH   5549 Dunlap Rd. Austintown, OH  44515                         O
 82    Austintown 2                       YGTN    Mahoning     OH   1401 Raccoon Rd. Austintown, OH  44515                        R
 83    Berlin Center                      YGTN    Mahoning     OH   6370 Duck Creek Rd. Berlin Center, OH  44401                  R
 84    Boardman 1                         YGTN    Mahoning     OH   1393  Boardman Canfield Rd. Boardman, OH 44512                R
 85    Boardman 2 (McClurg)               YGTN    Mahoning     OH   388 Mc Clurg Rd. Boardman, OH 44512                           R
 86    Boardman 3                         YGTN    Mahoning     OH   7330 Market St. Boardman, OH  44512                           R
 87    Boardman 4                         YGTN    Mahoning     OH   1209 Boardman Canfield Rd. Boardman, OH  44512                R
 88    Bristol                            YGTN    Trumbull     OH   2560 Hyde Oakfield Rd. Bristolville, OH  44402                R
 89    Brookfield                         YGTN    Trumbull     OH   6873 Warren Sharon Rd. Brookfield, OH  44403                  R
 90    Canfield 1                         YGTN    Mahoning     OH   519 North Broad St. Canfield, OH  44406                       R
 91    Canfield 2                         YGTN    Mahoning     OH   6155 State Route 446 Canfield, OH  44406                      R
 92    Coitsville                         YGTN    Mahoning     OH   65 Coitsville-Hubbard Rd. Youngstown, OH                      R
 93    Cortland (Fowler Twp.)             YGTN    Trumbull     OH   3263 Everett Hull Rd. Cortland, OH  44410                     R
 94    Girard, OH                         YGTN    Trumbull     OH   1 Petro Plaza Girard, OH  44420                               R
 95    Gustavus                           YGTN    Trumbull     OH   8088 State Route 193 Farmdale, OH  44417                      R
 96    Hartford                           YGTN    Trumbull     OH   2944 State Rt. 7 Youngstown-Conneaut Rd.  Fowler, OH 44418    R
 97    Howland                            YGTN    Trumbull     OH   9139 East Market St. Warren, OH                               R
 98    Liberty Twp.                       YGTN    Trumbull     OH   Goodwill Industries, 2747 Belmont Ave. Youngstown, OH  44505  R
 99    Lordstown                          YGTN    Trumbull     OH   3293 Bailey Rd. Lordstown, OH                                 R
100    McKinley (Niles)                   YGTN    Trumbull     OH   937 Youngstown-Warren Rd. Niles, OH  44446                    R
101    New Springfield(Springfield Twp)   YGTN    Mahoning     OH   3475 East South Range Rd. New Springfield, OH 44443           R
102    Newton Falls                   FH  YGTN    Trumbull     OH   3384 Newton Falls-Bailey Rd. Warren, OH  44481                R
103    North Jackson (Jackson Twp.)       YGTN    Mahoning     OH   1621 Duckcreek Rd. North Jackson, OH  44451                   R
104    North Lima (A)                     YGTN    Mahoning     OH   10400 1/2 South Ave. Ext. North Lima, OH  44514               R
105    Vienna                             YGTN    Trumbull     OH   4308 Seminole Dr. Vienna, OH                                  R
108    Warren 4                           YGTN    Trumbull     OH   4664 Parkman Rd. Warren, OH                                   R
Totals
Annual Totals
                                                                       IN          LEASE               MO.    REPLACE.
Number LESSOR                                                          SERVICE      EXP.    INCOME     FEE      COST
----------------------------------------------------------------------------------------------------------------------
  1    Alfred C. Gloeckner                                               2/1/92    1/31/02             171     90,000
  2    Novak Ohio Auto Sales & Salvage                                  8/30/96    8/30/21             300     90,000
  3    Larry Shreve                                                     7/26/95    7/25/20             200     65,000
  4    City of East Liverpool                                            6/1/97    5/31/22             417     90,000
  5    Catherine J. Grimm                                                2/1/96    1/31/21             275     90,000
  6    Morrell Foor                                                    11/15/96   11/15/21             425     65,000
  7    City of Salem                                                    6/20/95    6/19/45             160     77,000
  8    Fairview Borough                                                  9/1/94    8/31/99    259      500     90,000
  9    Richard or Mary Margaret Gloskey                                 11/1/89    11/1/99    550      345     65,000
 10    Gregory L. Savoia                                                 4/9/97     4/8/22             400     90,000
 11    William E. Walker                                                 3/1/96    2/28/01             500     77,000
 12    C & M Realty                                                      6/6/96    6/30/21             450     90,000
 13    Wesley H. & Teresa McGarvey                                      11/1/91   10/31/01             406     65,000
 14    Lyle L. Bisbee                                                   3/16/93    3/15/03             360     65,000
 15    Peter A. Damiano                                                  8/1/95    7/31/00             500     65,000
 16    Edward Gehr dba/EJ's Motel                                       3/21/97    3/20/22             375     90,000
 17    Daniel J. & Saloma S. Byler                                      12/1/94    12/1/99             250     65,000
 18    Rosemary Bartz                                                    7/1/91    7/30/01             288     90,000
 19    Albert H. & Betty Ann Gaus                                       7/26/91    7/25/01             288     90,000
 20    Robert D. Fullmer                                                6/15/98    6/14/23             400     90,000
 21    Richard G. Smith                                                 2/15/97    2/14/22             400     65,000
 22    Earl C. & Dorothy E. Findlay                                      4/1/97    3/31/22             400     90,000
 23    Robert Donald Benson, Jr.                                         4/1/98    3/31/23             150     90,000
 24    Chautauqua County AG and Fair Association, Inc.                   3/1/97    2/28/22             400     90,000
 25    Calvin F. Mercer                                                 12/1/96   11/30/21             400     90,000
 26    Peak-n-Peak Recreation, Inc.                                      9/1/96    8/31/01             882     90,000
 27    John D & Nancy L. Nisbet                                         6/15/94    6/30/99             325     90,000
 28    Alfred N. & Belva M. Chace, Sr.                                   6/1/97    5/31/22             350     65,000
 29    John & Patricia Mann, Sr.                                        12/8/94    12/7/99             250     90,000
 30    Robert & Elizabeth Gath                                           6/1/92     6/1/02             287     90,000
 31    Mario Fabbro & Gloria A. Fabbro                                  6/15/97    6/14/22  1,076      400     65,000
 32    James G.  & Barbara P. Maynard                                    1/1/98   12/31/22             400     65,000
 33    Loren & Lois Falker                                               2/1/97    1/31/22             400     90,000
 34    Mee Brothers Farms                                                9/1/91    8/31/01             259     90,000
 35    Charles J. and Betty J. Safe                                     5/15/97    5/14/22             400     90,000
 36    Laura L. Robinson                                                12/1/96   11/30/21    360      400     65,000
 37    Walter E. Hornburg, Jr.                                           4/1/98    3/31/23             400     65,000
 38    William E. Clark                                                  3/6/96     3/6/01             351     65,000
 39    Albert Riedesel C/O Phil Riedesel                                10/1/91    9/31/01             259     65,000
 40    Leigh E. Bowes & Janet R. Bowes                                   8/1/97    7/31/22             300     90,000
 41    Lestor J. & Nancy A. Wright                                      3/17/95    3/17/00             350     65,000
 42    Anna H. Henning C/O Joseph Hruska                                 9/1/94    9/30/99             200     65,000
 43    Michael E. & Joyce B. Morgan                                     10/8/96    10/7/21             275     65,000
 44    Harold W. Cornish                                                 3/1/96    2/28/01             250     65,000
 45    John M. & Sherry Kay Krygowski                                    5/1/98    4/30/23             300     90,000
 46    JJRG                                                             4/16/97    4/15/22             267     65,000
 47    Jack D. Moore & Janet A. Moore                                    7/1/97    6/30/22             275     90,000
 48    David E.& Sara K. Hunter                                         7/22/93    7/21/03             480     65,000
 49    Burke Brothers, Inc.                                             5/15/97    5/14/22             350     90,000
 50    Paul Schneider                                                    2/2/98     2/2/18             500     90,000
 51    GPX, Inc.                                                         3/1/97    2/28/22             300     90,000
 52    Michael & Frances Dobrancin                                       9/1/97    8/31/02             500     65,000
 53    Anthony J & Lillian Canale                                        6/1/95     6/1/00             500     65,000
 54    James L. Gardner, Sr.                                            9/29/97    9/29/27           1,000     90,000
 55    Wayne E. & Kathleen J. Dittman, Sr.                             12/15/93   12/31/98             300     65,000
 56    Shirley Westendorf Cassel                                        7/18/91    7/31/01             345     65,000
 57    Joseph M. & Joan M. Timko                                       10/24/97   10/24/22             425     90,000
 58    Norma S. Reichard                                                 2/1/97    1/31/07             350     65,000
 59    Prospect Borough                                                 12/1/97   11/30/02             667     90,000
 60    Laird M. & Joyce M. Whiting                                       8/1/95    7/31/00             500     65,000
 61    Howard C & Janet L. Taylor                                        4/1/94    4/30/99             300     65,000
 62    Paul M. Dodds                                                     4/1/93    4/30/03             360     65,000
 63    Richard V. Fisher and Louise Fisher                               3/1/98    2/28/23             350     90,000
 64    Michael W. & Marjorie G. Johns                                    2/1/96    1/31/01             400     65,000
 65    Deborah Fye                                                       4/1/97    3/31/22    726      350     90,000
 66    Betty L. Wright                                                  5/23/93    5/23/03             282     65,000
 67    David N., Michael T., Thomas J., Nicholas J., & James R. Okopal 10/23/97   10/23/22             500     90,000
 68    Michael Husak, Donald Husak,  & William Husak                    4/23/97    4/23/22             425     65,000
 69    Eleanor L. Fairman                                               1/25/96    1/31/01             400     90,000
 70    Kenneth Mentch                                                   11/3/90   11/30/00             345     65,000
 71    Andy & Lillian Lazeration                                         5/1/97    4/30/07             500     65,000
 72    Morris Township                                                  12/1/95   12/31/00             300     65,000
 73    Leona Locke                                                      5/11/87    5/31/12              75     65,000
 74    Timothy & Joan Jellison                                           3/1/97    2/28/22             350     90,000
 75    John David Wible                                                  8/1/87    7/31/12    174      100     90,000
 76    John F. Collar                                                    4/6/94     4/5/19             125     77,000
 77    D & M Development                                               12/15/97   12/14/22             833     90,000
 78    James & Renee Bates                                               7/1/97    6/30/00             150     65,000
 79    Edward Farkas                                                    10/1/96    9/30/21             300     90,000
 80    Janice Harvis                                                    10/1/96    9/30/21    500      518     90,000
 81    Land Purchased                                                  Own Land   Own Land    560      -       65,000
 82    John Kozak                                                      12/21/94   12/20/19             275     77,000
 83    James R. Brown                                                    5/1/85    4/30/00             150     65,000
 84    Anthony Pannozzo (included in office lease article 24)           11/1/93    11/1/01             500     77,000
 85    A & B Warehouse (Amendment to Lease)                             1/16/98    2/28/01    199      500     77,000
 86    Achilles Partnership                                              3/1/96    2/29/16             -       77,000
 87    ASI Partnership                                                   4/1/97    3/31/02             400     90,000
 88    James W. & Gerladine I. Payne                                     6/1/90     6/1/15    180      150     65,000
 89    James & Darlene Ghizzoni                                          8/1/95    7/31/20             250     77,000
 90    City of Canfield                                                 6/15/93    6/14/18             169     77,000
 91    Russell A. Morrison & James S. Paris                             10/1/96    9/30/21             415     90,000
 92    John Zidian                                                      12/1/96   11/30/21             350     90,000
 93    Cortland Masonic Lodge #592 F&AM                                  9/1/96    8/31/21             250     90,000
 94    Petro Stopping Centers, L.P.                                     10/1/96    9/30/21             450     77,000
 95    F.H. & R.L. Miller                                                4/1/90    3/31/15    229      176     65,000
 96    Leon C. & Veda C. Kepner                                          6/1/86    5/31/01    396      250     65,000
 97    Michael & Alan Lahey                                              2/1/95    1/31/00  1,280      425     77,000
 98    Youngstown Area Goodwill Industries, Inc.                         7/1/93    6/30/18             169     77,000
 99    Imperial Trailer Park, Inc.                                      9/15/97    9/30/12    199      525     90,000
100    Ohio Motorists Association                                       1/28/91   12/31/15    180      431     65,000
101    City of Springfield                                             12/15/94   12/14/44             158     77,000
102    William A. & Joy Noelle Sloan                                     5/9/90     5/9/15    606       50     65,000
103    William Matsouris                                                 4/5/95     4/4/20             167     65,000
104    Poling & Bacon                                                    9/1/88    8/31/13              50     90,000
105    Orval Bragg and Vicki L. Bragg                                    5/1/97    4/30/22             375     90,000
108    Russell Howard                                                   8/12/96    8/12/16             300     90,000
Totals                                                                                      7,474   36,454  8,246,000
Annual                                                                                     89,688  437,448
          ADDITIONAL
Number    RENTERS                  NOTES                              SITE NAME      Mkt.   CELL  NAD83 LAT      NAD83 LON
-------------------------------------------------------------------------------------------------------------------------------
  1     1-2 additional renters                                                                    40DEG.40' 05.2"  80DEG.35' 23.3
  2     2-4 additional renters                                                                    40DEG.53' 09.0"  80DEG.42' 23.3"
  3     1-2 additional renters                                                                    40DEG.53' 28.0"  80DEG.57' 03.0"
  4     2-4 additional renters                                        E. Liver.    Colum, OH  59  40DEG.37' 37.2"  80DEG.34' 11.3"
  5     1-2 additional renters                                        E. Palest.   Colum, OH  56  40DEG.51' 06.9"  80DEG.33' 37.9"
  6     2-4 additional renters                                        Hanover.     Colum, OH  58  40DEG.46' 43.4"  80DEG.55' 29.8"
  7     1-2 additional renters                                        Salem DT     Colum, OH  53  40DEG.53' 58.0"  80DEG.51' 20.0"
  8     2-4 additional renters                                        Fairview     Erie, PA   77  42DEG.01' 27.2"  80DEG.15' 21.2"
  9     2-4 additional renters                                        Girard PA    Erie, PA   73  41DEG.57' 41.2"  80DEG.19' 14.2"
 10     2-4 additional renters                                        Harbor Crk   Erie, PA   86  42DEG.09' 05.2"  80DEG.00' 16.2"
 11     2-4 additional renters                                                                    42DEG.05' 33.0"  80DEG.08 15.0"
 12     1-2 additional renters                                        Millcrk 2    Erie, PA   82  42DEG.05' 51.7"  80DEG.00' 35.2"
 13     2-4 additional renters                                                                    42DEG.09' 20.2"  79DEG.53' 07.2"
 14     2-4 additional renters                                        Union City   Erie, PA   76  41DEG.55' 25.0"  79DEG.49' 37.0"
 15     2-4 additional renters                                        Waterfrd     Erie, PA   79  41DEG.57' 37.2"  80DEG.00' 10.2"
 16     2-4 additional renters                                                                    41DEG.56' 37.4"  80DEG.28' 27.6"
 17     2-4+ additional renters                                       Addison        NY-3    318  42DEG.05' 54.4"  77DEG.17' 39.2"
 18     2-4 additional renters                                        Alexander      NY-3    301  42DEG.55' 09.2"  78DEG.16' 02.1"
 19     2-4 additional renters                                        Arkwright      NY-3    302  42DEG.24' 56.2"  79DEG.14' 18.2"
 20     2-4 additional renters                                        Bath 2         NY-3         42DEG.21' 24"    77DEG.19' 16"
 21     sygnet only                                                   Bolivar        NY-3    338  42DEG.04' 18.2"  78DEG.11' 11.0"
 22     2-4 additional renters                                                                    42DEG.25' 22.2"  78DEG.06' 26.0"
 23     2-4 additional renters                                        Carrollton     NY-3    350  42DEG.04' 22.2"  78DEG.33' 43.1
 24     2-4 additional renters                                        Dunkirk        NY-3    334  42DEG.27' 44.2"  79DEG.20' 20.2"
 25     2-4 additional renters                                                                    42DEG.16' 34.2"  78DEG.39' 31.1"
 26     2-4 additional renters                                                                    42DEG.03' 19.8"  79DEG.44' 48.9"
 27     2-4 additional renters                                        Hornell        NY-3    315  42DEG.21' 02.2"  77DEG.41' 25.0"
 28     2-4 additional renters                                        Jasper         NY-3    347  42DEG.06' 45.3"  77DEG.34' 13"
 29     sygnet only                                                   Keuka Lake     NY-3    320  42DEG.27' 44.3"  77DEG.09' 05.3"
 30     2-4 additional renters                                        Le Roy         NY-3    306  43DEG.01' 07.2"  78DEG.00' 35.0"
 31     2-4 additional renters                                        Little Val.    NY-3    348  42DEG.13' 58.2"  78DEG.47' 46.1"
 32     2-4 additional renters                                                                    42DEG.05' 55.23" 78DEG.27' 43.07"
 33     2-4 additional renters                                        Pembroke       NY-3    337  43DEG.00  53.2"  78DEG.20' 30.1"
 34     2-4 additional renters                                        Poland NY      NY-3    305  42DEG.09' 00.2"  79DEG.09' 29.2"
 35     2-4 additional renters                                        Portville      NY-3    346  42DEG.02' 02.2"  78DEG.20' 57.1"
 36     2-4 additional renters                                        Silver Crk     NY-3    336  42DEG.33' 15.3"  79DEG.06' 49.8"
 37     2-4 additional renters                                        Steamburg      NY-3    352  42DEG.05' 52.2"  78DEG.55' 44.1"
 38     2-4 additional renters                                        Warsaw         NY-3    329  42DEG.43' 57.8"  78DEG.06' 38.4"
 39     2-4 additional renters                                        Westfld        NY-3    303  42DEG.16' 24.2"  79DEG.37' 23.2"
 40     2-4 additional renters                                        Blooming Val   PA-1    165  41DEG.42' 30.2"  79DEG.58' 39.2"
 41     1-2 additional renters                                        Carlton        PA-1    116  41DEG.29' 26.3   79DEG.59' 47.1"
 42     1-2 additional renters                                        Dicksonburg    PA-1    113  41DEG.41' 10.2"  80DEG.21' 27.2"
 43     2-4 additional renters                                                                    41DEG.24' 40.7"  79DEG.42' 55.3"
 44     2-4 additional renters                                        Pittsfield     PA-1    323  41DEG.52' 19.5"  79DEG.23' 15.5"
 45     2-4 additional renters                                        Pymatuning     PA-1    171  41DEG.29' 56.8"  80DEG.25' 43.4"
 46     sygnet only                                                   Sheffield      PA-1    151  41DEG.41' 58.2"  79DEG.02' 32.1"
 47     sygnet only                                                   Tidioute       PA-1    163  41DEG.41' 10.2"  79DEG.25' 08.2"
 48     2-4 additional renters                                        Warren         PA-1    330  41DEG.51' 44.2"  79DEG.07' 50.2"
 49     2-4 additional renters                                        St. Mary's     PA-2    152  41DEG.23' 37.2"  78DEG.33' 12.1"
 50     2-4 additional renters                                        But. 3         PA-6    170  40DEG.53' 21.0"  79DEG.58' 01.0"
 51     sygnet only                                                   Cranbry 2      PA-6    158  40DEG.42' 31.2"  80DEG.06' 39.3"
 52     sygnet only                                                   E. Brady       PA-6    150  40DEG.59' 08.2"  79DEG.36' 08.2"
 53     2-4 additional renters                                        Elderton       PA-6    135  40DEG.42' 02.2"  79DEG.22' 19.1"
 54     2-4 additional renters                                        Ellwood Cty    PA-6    154  40DEG.52' 26.4"  80DEG.15' 27.3"
 55     2-4 additional renters                                        Emlenton       PA-6    123  41DEG.10' 34"    79DEG.38' 23"
 56     2-4 additional renters                                                                    40DEG.42' 48.2"  79DEG.40' 31.2"
 57     2-4 additional renters                                        Muddy Crk      PA-6    164  40DEG.59' 19.2"  79DEG.58' 41.2"
 58     2-4 additional renters                                        New Bethlehe   PA-6    125  41DEG.00' 51.6"  79DEG.20' 13.4"
 59     2-4 additional renters                                        Prospect       PA-6    127  40DEG.54' 30.7"  80DEG.02' 29.7"
 60     2-4 additional renters                                        Pulaski        PA-6    115  41DEG.05' 44.2"  80DEG.23' 06.2"
 61     2-4 additional renters                                        Slippery Roc   PA-6    118  41DEG.03' 59"    80DEG.05' 46"
 62     2-4 additional renters                                                                    40DEG.52' 34.6"  80DEG.22' 40.4"
 63     2-4 additional renters                                        Worth          PA-6    172  40DEG.58' 09"    80DEG.09' 53"
 64     2-4 additional renters                                        Worthington    PA-6    145  40DEG.50' 52.2"  79DEG.41' 14.2"
 65     2-4 additional renters                                        Brockway       PA-7    130  41DEG.15' 26.2"  78DEG.47' 09.1"
 66     2-4 additional renters                                        Brookville     PA-7    143  41DEG.10' 23.2"  79DEG.06' 52.1"
 67     2-4 additional renters                                        Clarksburg     PA-7    160  40DEG.31' 26.6"  79DEG.23' 23.3"
 68     2-4 additional renters                                        Curwensville   PA-7    148  40DEG.58' 17.2"  78DEG.31' 52.1"
 69     2-4 additional renters                                        Dubois         PA-7    137  41DEG.08' 23.0"  78DEG.46' 05.0"
 70     2-4 additional renters                                                                    40DEG.35' 59.2"  79DEG.03' 14.1"
 71     sygnet only                                                   Marion Cente   PA-7    149  40DEG.45' 21.2"  79DEG.03' 08.1"
 72     2-4 additional renters                                        Morrisdale     PA-7    144  40DEG.57' 01"    78DEG.12' 31"
 73     1-2 additional renters                                        Charlstn    Sharon, PA 102  41DEG.13' 41.2"  80DEG.20' 40.2"
 74     2-4 additional renters                                        Greenfld    Sharon, PA 109  41DEG.11' 23.3"  80DEG.21' 02.0"
 75     2-4 additional renters                                        Greenville  Sharon, PA 101  41DEG.22' 46.2"  80DEG.24' 39.2"
 76     1-2 additional renters                                                                    41DEG.09' 03.2"  80DEG.04' 25.2"
 77     2-4 additional renters                                        Hermit. 2   Sharon, PA 173  41DEG.14' 11.2"  80DEG.28' 08.3"
 78     sygnet only                                                   New Vern.   Sharon, PA 104  41DEG.23' 07.2"  80DEG.07' 38.2"
 79     2-4 additional renters                                                                    41DEG.09' 21.1"  80DEG.27' 36.0"
 80     2-4 additional renters                                                                    40DEG.54' 10.2"  81DEG.05' 09.3"
 81     2-4+ additional renters 3 acres @10k acre =$30k               Aust. 1       Ygn, OH    4  41DEG.06' 42.2"  80DEG.46' 13.3"
 82     1-2 additional renters                                        Aust. 2       Ygn, OH   17  41DEG.05' 12.0"  80DEG.43' 54.0"
 83     2-4+ additional renters                                       Berlin        Ygn, OH    3  41DEG.01' 32.2"  80DEG.54' 31.3"
 84     1-2 additional renters  Land lease included in combined lease Board. 1      Ygn, OH   15  41DEG.01' 27.2"  80DEG.42' 19.3"
 85                             Land lease included in combined lease Board. 2      Ygn, OH    6  40DEG.59' 45.0"  80DEG.38' 52.0"
 86     1-2 additional renters                                        Board. 3      Ygn, OH   24  41DEG.01' 24.9"  80DEG.39' 48.8"
 87     2-4 additional renters                                        Board. 4      Ygn, OH   28  41DEG.01' 19.2"  80DEG.37' 55.6"
 88     2-4 additional renters                                        Bristol       Ygn, OH    9  41DEG.24' 35.2"  80DEG.53' 36.3"
 89     2-4 additional renters                                        Brookfld      Ygn, OH   23  41DEG.14' 04.3"  80DEG.34' 15.7"
 90     1-2 additional renters                                        Canfld 1      Ygn, OH   14  41DEG.02' 24.2"  80DEG.45' 30.3"
 91     2-4 additional renters                                        Canfld 2      Ygn, OH   32  41DEG.00' 53.8"  80DEG.46' 04.2"
 92     2-4 additional renters                                        Coitsvil.     Ygn, OH   31  41DEG.05' 32.3"  80DEG.33' 57.9"
 93     2-4 additional renters                                                                    41DEG.20' 09.7"  80DEG.42' 05.3"
 94     1-2 additional renters                                        Girard OH     Ygn, OH   25  41DEG.08' 30.9"  80DEG.42' 59.9"
 95     2-4 additional renters                                        Gustav.       Ygn, OH   10  41DEG.26' 29.2"  80DEG.39' 52.3"
 96     1 new renter                                                  Hartfrd       Ygn, OH   NA  41DEG.18' 05.2"  80DEG.33' 51.3"
 97     1-2 additional renters                                        Howlnd        Ygn, OH   21  41DEG.14' 18.4"  80DEG.43' 30.4"
 98     1-2 additional renters                                        Liberty       Ygn, OH   16  41DEG.08' 05.2"  80DEG.39' 45.3"
 99     2-4 additional renters                                        Lordstn       Ygn, OH   33  41DEG.08' 44.2"  80DEG.53' 08.5"
100     2-4 additional renters                                        McKin.        Ygn, OH   11  41DEG.11' 56.2"  80DEG.43' 45.3"
101     1-2 additional renters                                                                    40DEG.56' 35.2"  80DEG.35' 10.3"
102     2-4 additional renters                                        Newton Falls  Ygn, OH    7  41DEG.11' 17.2"  80DEG.55' 17.3"
103     2-4 additional renters                                                                    41DEG.06' 51.2"  80DEG.53' 57.3"
104     2-4 additional renters                                                                    40DEG.58' 01.2"  80DEG.38' 08.3"
105     2-4 additional renters                                        Vienna        Ygn, OH   27  41DEG.14' 03.5"  80DEG.39' 53.5"
108     2-4 additional renters                                                                    41DEG.15' 55.5"  80DEG.52' 41.3"
Totals
Annual
                                                                         CPI
Number  GRD   TWR     STR   TWR          PHASE 1  POWER   CPI INCREASE   RESPONSIBILITY                EXTENDED TERM
-------------------------------------------------------------------------------------------------------------------------------
  1    1207'  185'    199'  Self Support   N       BAT    2/1/02                                       3 periods/5 years each
  2    1090'  180'    190'  Self Support   N       BAT    8/30/01                                      2 periods/25 years each
  3    1280'  160'    175'  Guyed          N       BAT    7/26/00                                      4 periods/25 years
  4    1218'  180'    199'  Self Support   N       BAT    6/1/99                                       3 periods/5 years each
  5    1227'  180'    190'  Self Support   N       BAT    2/1/01                                       4 periods/25 years each
  6    1287'  300'    320'  Guyed          N       GEN    11/15/01                                     2 periods/25 years each
  7    1225'  160'    180'  Monopole       N       BAT    None                                         None
  8    800'   180'    190'  Self Support   N       BAT    9/1/99                                       5 periods/5 years each
  9    890'   280'    293'  Guyed          N       BAT    11/1/99        15%                           4 periods/5 years each
 10    684'   180'    199'  Self Support   N       BAT    4/9/02                                       1 period/25 years each
 11    724'   120'    130'  Monopole       N       BAT    3/1/01                                       7 periods/5 years each
 12    1121'  180'    190'  Self Support   N       BAT    6/6/01                                       1 period/25 years each
 13    1258'  280'    295'  Guyed          N       BAT    11/1/01        25%                           4 periods/5 years each
 14    1599'  280'    295'  Guyed          N       BAT    3/16/03        20% at renewal                4 periods/5 years each
 15    1373'  277'    295'  Guyed          N       BAT    7/31/00        15%                           5 periods/5 years each
 16    721'   180'    199'  Self Support   N       BAT    3/21/02                                      1 period/25 years each
 17    1692'  290'    299'  Guyed          N       BAT    12/1/99        20% Landlord                  5 periods/ 5 years each
 18    1087'  185'    199'  Self Support   N       GEN    7/1/01                                       2 periods/5 years each
 19    1725'  185'    199'  Self Support   N       BAT    7/26/01                                      2 periods/5 years each
 20    1578'  180'    199'  Self Support   N       BAT    6/14/03                                      1 period/24 years each
 21    2231'  110'    120'  Guyed          N       BAT    2/15/02                                      1 period/25 years each
 22    1790'  180'    199'  Self Support   N       BAT    4/1/03         Landlord (CPI)                1 period/24 years
 23    2300'  180'    199'  Self Support   N       BAT    4/1/03         Landlord (CPI)                1 period/24 years
 24    657'   180'    199'  Self Support   N       BAT    3/1/02                                       1 period/25 years each
 25    2052'  180'    195'  Self Support   N       BAT    12/1/01                                      1 period/25 years each
 26    1828'  180'    195'  Self Support   N       BAT    1/1/99         Landlord/yearly               3 periods/5 years each
 27    1875'  185'    199'  Self Support   N       GEN    6/30/99                                      5 periods/5 years each
 28    2359'  300'    320'  Guyed          N       BAT    6/1/02                                       1 period/25 years each
 29    1030'  110'    120'  Self Support   N       BAT    12/8/99        Landlord (20%)                5 periods/5 years each
 30    870'   185'    199'  Self Support   N       BAT    6/1/02                                       2 periods/5 years each
 31    2178'  300'    320'  Guyed          N       BAT    6/15/02                                      1 period/25 years each
 32    1979'  300'    320'  Guyed          N       BAT    1/1/03         Sygnet/Every 5 Yrs.           1 period/24 years each
 33    903'   180'    199'  Self Support   N       BAT    2/1/02                                       1 period/25 years each
 34    1641'  185'    199'  Self Support   N       BAT    9/1/01                                       2 periods/5 years each
 35    1812'  180'    199'  Self Support   N       BAT    5/14/02                                      1 period/25 years each
 36    664'   300'    320'  Guyed          N       BAT    12/1/01                                      1 period/25 years each
 37    2192'  300'    320'  Guyed          N       BAT    4/1/03         Landlord/CPI                  1 period/24 years each
 38    1606'  280'    299'  Guyed          Y       BAT    3/6/99         Yearly (5%)                   5 periods/5 years each
 39    1458'  185'    199'  Guyed          N       BAT    10/1/01                                      2 periods/5 years each
 40    1601'  180'    199'  Self Support   N       BAT    8/1/02                                       1 period/25 years each
 41    1527'  180 *    ?    Guyed          N       GEN    3/17/00        20%                           5 periods/5 years each
 42    1275'  180'     ?    Guyed          N       GEN    9/1/99                                       5 periods/5 years each
 43    1394'  300'    320'  Guyed          N       BAT    10/8/01                                      1 period/25 years each
 44    1765'  400'    410'  Guyed          Y       GEN    3/1/01                                       5 periods/5 years each
 45    1241'  180'    199'  Self Support   N       BAT    5/1/99         Yearly/(4%)                   1 period/25 years each
 46    1871'  190'    199'  Guyed          N       BAT    4/16/02                                      1 period/25 years each
 47    1652'  190'    199'  Self Support   N       BAT    7/1/02                                       2 periods/25 years each
 48    1750'  270'    299'  Guyed          N       BAT    7/21/03        20%                           4 periods/5 years each
 49    1911'  190'    199'  Self Support   N       BAT    5/15/02                                      1 period/25 years each
 50    1268'  180'    199'  Self Support   N       BAT    2/2/03                                       2 periods/20 years each
 51    1124'  60'     70'   Self Support   N       BAT    3/1/02         See specifications in lease   None
 52    1361'   ?       ?    Guyed          N       BAT    9/1/02         Increase to $720/5 yr.        5 periods/5 years each
 53    1492'  180'    190 * Guyed          N       GEN    6/1/00                                       5 periods/5 years each
 54    1180'  180'    199'  Self Support   N       BAT    9/29/27                                      6 periods/5 years each
 55    1479'  390 *   399'  Guyed          N       GEN    12/31/98       Landlord (20%)                5 periods/5 years each
 56    1365'  280'    300'  Guyed          N       BAT    8/1/01         15%                           4 periods/5 years each
 57    1442'  180'    199"  Self Support   N       BAT    10/24/02                                     1 period/25 years each
 58    1437'  301'    320'  Guyed          N       BAT    2/1/02                                       3 periods/10 years each
 59    1367'  180'    199'  Self Support   N       BAT    12/1/02        Sygnet                        5 periods/5 years
 60    1138'  180'    190'  Guyed          N       GEN    8/1/00         20%                           5 periods/5 years each
 61    1296'  162'    172'  Guyed          N       GEN    4/30/99        Landlord/(20%)                5 periods/5 years each
 62    1270'  180'    190'  Guyed          N       GEN    4/30/03        Landlord/20%                  4 periods/5 years each
 63    1273'  180'    199'  Self Support   N       BAT    3/1/03         5 Years/20%                   1 period/25 years each
 64    1424'  290'    300'  Guyed          Y       BAT    2/1/01         15%                           5 periods/5 years each
 65    1755'  180'    199'  Self Support   N       BAT    4/1/02                                       1 period/25 years each
 66    1640'  140'    156 * Guyed          Y       BAT    5/24/03        Landlord                      3 periods/5 years each
 67    1279'  180'    199'  Self Support   N       BAT    10/23/02                                     1 period/25 years each
 68    1318'  300'    320'  Guyed          N       BAT    4/23/02                                      2 periods/25 years each
 69    1636'  280'    299'  Self Support   Y       BAT    1/25/01                                      5 periods/5 years each
 70    1860'  288'    302 * Guyed          Y       BAT    12/1/00                                      3 periods/5 years each
 71    1542'  190'    199'  Guyed          N       BAT    5/1/02                                       3 periods/5 years each
 72    1594'  280'    300'  Guyed          Y       BAT    12/1/00                                      5 periods/5 years each
 73    1300' 186.5'  199.5' Guyed          N       GEN    6/1/12                                       4 periods/25 years each
 74    1282'  180'    199'  Self Support   N       BAT    3/1/02                                       1 period/25 years each
 75    1240'  286'    299'  Self Support   N       BAT    8/1/12                                       4 periods/25 years each
 76    1330'  143'    156'  Monopole       N       BAT    4/6/99                                       3 periods/25 years each
 77    1151'  180'    199'  Self Support   N       BAT    12/15/02                                     1 period/25 years each
 78    1470'  180'    193'  Guyed          N       BAT    None                                         None
 79    1148'  180'    195'  Self Support   Y       BAT    10/1/01                                      2 periods/25 years each
 80    1118'  180'    190'  Self Support   N       BAT    10/1/00                                      3 periods/5 years each
 81    1140'  190'    199'  Guyed          Y       GEN
 82    1125'  140'    148'  Monopole       N       BAT    12/21/99                                     1 period/25 years each
 83    1165'  287'    299'  Guyed          N       GEN    5/1/00                                       2 periods/5 years each
 84    1010'  120'    128 * Monopole       N       BAT    11/1/01        Contact Rich                  2 periods/3 years each
 85    1180'  140'    150'  Monopole       N       BAT    3/1/01                                       2 periods/5 years each
 86    1110'  120'    130'  Monopole       N       BAT    None                                         3 periods/20 years each
 87    1047'  180'    199'  Self Support   N       BAT    4/1/02                                       4 periods/5 years each
 88    840'   190'    199'  Guyed          N       BAT    6/1/00                                       4 periods/25 years each
 89    1155'  160'    170'  Monopole       N       BAT    8/1/00                                       4 periods/25 years each
 90    1160'  140'    152'  Monopole       N       BAT    6/15/03                                      1 period/25 years each
 91    1154'  180'    190'  Self Support   N       BAT    10/1/00                                      3 periods/5 years each
 92    1095'  180'    195'  Self Support   N       BAT    12/1/01                                      2 periods/25 years each
 93    1079'  180'    190'  Self Support   N       BAT    9/1/01                                       3 periods/25 years each
 94    985'   120'    130'  Monopole       N       BAT    10/1/01                                      3 periods/5 years each
 95    1080'  260'    274 * Guyed          N       BAT    4/1/00                                       4 periods/25 years each
 96    1163'  180'    188'  Guyed          N       BAT    None                                         3 periods/5 years each
 97    1070'  140'    150'  Monopole       N       BAT    2/1/00                                       5 periods/5 years each
 98    1085'  140'    160'  Monopole       N       BAT    7/1/03                                       1 period/25 years each
 99    990'   180'    199'  Self Support   N       BAT    9/15/99        Annually/5%                   None
100    1055'  190'    199'  Guyed          N       BAT    1/1/01                                       2 periods/25 years each
101    1230'  140'    148 * Monopole       N       BAT    5/9/00                                       4 periods/25 years each
102    915'   287'    299'  Guyed          N       BAT    9/1/13                                       4 periods/25 years each
103    1060'  160'    175'  Guyed          N       BAT    4/5/00                                       4 periods/25 years each
104    1190'  160'    175'  Self Support   N       BAT    9/1/13                                       4 periods/25 years each
105    1142'  180'    187'  Self Support   N       BAT    5/1/99                                       5 periods/5 years each
108    908'   180'    190'  Self Support   N       BAT    8/12/01                                      2 periods/20 years each
Totals
Annual

Number NOTICE TO EXTEND                                                                               OPTION TO PURCHASE
-------------------------------------------------------------------------------------------------------------------------------
  1    No more than 12 months prior to expiration SEND: 12/1/2001                                     First right of refusal
  2    No more than 12 months prior SEND: 1/1/2021                                                    N/A
  3    60 Day notice SEND: 4/1/2019                                                                   N/A
  4    No more than 12 months prior SEND:  1/1/2022                                                   N/A
  5    No more than 12 months SEND: 9/1/2020                                                          N/A
  6    No more than 12 months SEND: 5/1/2021                                                          N/A
  7    None                                                                                           N/A
  8    Automatically renewed unless notified 10 days in advance                                       N/A
  9    Automatically renewed unless notified 10 days in advance                                       N/A
 10    No more than 12 months SEND: 3/1/2022                                                          N/A
 11    No more than 12 months SEND: 10/1/2000                                                         N/A
 12    No more than 12 months SEND: 1/1/2021                                                          N/A
 13    Automatically renewed unless notified 10 days SEND: 10/1/2001                                  N/A
 14    Automatically renewed unless notified 10 days in advance                                       N/A
 15    Automatic renewal unless termination notice is sent 90 days prior                              N/A
 16     No more than 12 months prior to the expiration  SEND: 9/1/2021                                N/A
 17    Automatic renewal unless notified 10 days prior SEND: 09/1/1999                                N/A
 18    Automatic renewal unless notified 60 days prior SEND: 6/1/2001                                 Right of first refusal
 19    Automatic renewal unless notified 60 days prior  SEND: 7/1/2001                                N/A
 20    No more than 12 months prior SEND: 2/1/2023
 21    No more than 12 months SEND: 9/1/2021                                                          N/A
 22    No more than 12 months prior SEND: 3/1/2023                                                    N/A
 23    No more than 12 months prior SEND: 3/1/2023                                                    N/A
 24    No more than 12 months no less than 6 months prior to expiration SEND: 8/1/2021                N/A
 25    No more than 12 months prior to expiration  SEND:  7/1/2021                                    Right of first refusal
 26    Automatic renewal unless notified 60 days prior SEND: 8/1/1999                                 N/A
 27    Automatic renewal unless notified 30 days prior SEND: 6/1/1999                                 N/A
 28    No more than 12 months  SEND:  11/1/2021                                                       N/A
 29    Automatically renewed unless notified 10 days prior SEND: 11/1/1999                            N/A
 30    Automatic renewal unless notified 60 days prior  SEND: 5/1/2002                                First right of refusal
 31    No more than 12 months SEND:  12/1/2021                                                        N/A
 32    No more than 12 months prior  SEND:  6/1/2021                                                  N/A
 33    No more than 12 months prior to expiration  SEND: 10/1/2022                                    First right of refusal
 34    Automatic renewal unless terminated 60 days prior SEND: 8/1/2001                               First right of refusal
 35    No more than 12 months prior to expiration  SEND:  10/1/2021                                   N/A
 36    No more than 12 months prior to expiration  SEND:  5/1/2021                                    N/A
 37    No more than 12 months prior to expiration SEND: 3/31/2022                                     N/A
 38    Automatic renewal unless notified 30 days prior SEND: 12/1/2000                                N/A
 39    Automatic renewal unless notified 60 days prior SEND: 9/15/2001                                N/A
 40    No more than 12 months prior  SEND:  1/1/2022                                                  N/A
 41    Automatically renewed unless notified 30 days prior  SEND:  2/1/2000                           N/A
 42    Automatic renewal unless  notified 30 days prior SEND: 6/1/1999                                First right of refusal
 43    No more than 12 months prior to expiration  SEND: 7/1/2021                                     N/A
 44    Automatically renewed unless notified 30 days prior SEND: 11/1/2000                            N/A
 45    No more than 12 months prior to expiration SEND:  5/1/2022                                     N/A
 46    No more than 12 months prior prior  SEND: 1/1/2022                                             N/A
 47    No more than 12 months prior to expiration SEND: 1/1/2022                                      N/A
 48    Automatically renewed unless notified 30 days in advance SEND: 7/1/2003                        N/A
 49    No more than 12 months prior to expiration SEND:  10/1/2021                                    N/A
 50    No more than 12 months prior to expiration  SEND: 8/1/2017                                     N/A
 51                                                                                                   N/A
 52    No more than 12 months no less than 60 days  SEND:  1/1/2002                                   N/A
 53    Automatically renewed unless notified 30 days prior SEND: 5/1/2000                             N/A
 54    No more than 12 months prior to expiration  SEND:  3/1/2027                                    N/A
 55    Automatically renewed unless notified 10 days prior SEND: 12/1/98                              N/A
 56    Automatic renewal unless notified 10 days prior SEND: 7/1/2001                                 Right of first refusal
 57    No more than 12 months prior to expiration:  SEND 4/1/2022                                     N/A
 58    No more than 12 months SEND: 6/1/2006                                                          N/A
 59    No more than 12 months prior to expiration SEND:  5/1/2002                                     N/A
 60    Automatic renewal unless notified 30 days prior SEND: 7/1/2000                                 N/A
 61    Automatically renewed unless notified 10 days prior SEND: 4/1/99                               N/A
 62    Automatically renewed unless notified 10 days prior SEND: 4/1/2003                             N/A
 63    No more than 12 months prior to the expiration SEND:  8/1/2022                                 N/A
 64    Automatic renewal unless notified 30 days prior SEND: 12/25/2000                               N/A
 65    No more than 12 months prior to expiration  SEND: 10/1/2022                                    N/A
 66    Automatically renewed unless notified 30 days prior SEND: 4/15/2003                            N/A
 67    No more than 12 months prior  SEND 4/1/2022                                                    N/A
 68    No more than 12 months prior to expiration  SEND:  3/1/2022                                    N/A
 69    Automatic renewal unless notified 30 days prior SEND: 1/1/2001                                 First right of refusal
 70    Automatically renewed unless notified 30 days prior to expiration                              N/A
 71    No more than 12 months SEND: 10/1/2006                                                         N/A
 72    Automatically renewed unless notified 30 days prior to expiration                              N/A
 73    No more than 12 months/No less than 2 months SEND: 2/15/2012                                   First right of refusal
 74    No more than 12 months SEND: 10/1/2021                                                         N/A
 75    No more than 12 months/No less than 2 months SEND: 4/15/2012                                   N/A
 76    No more than 12 months SEND: 12/15/2018                                                        First right of refusal
 77    No more than 12 months prior to expiration SEND:  8/15/2022                                    N/A
 78    None                                                                                           N/A
 79    No more than 12 months prior SEND: 5/1/2021                                                    N/A
 80    No more than 12 months prior SEND: 3/1/2021                                                    N/A
 81
 82    No more than 12 months SEND: 9/1/2019                                                          N/A
 83    No more than 12 months/No less than 2 months SEND: 1/15/2000                                   N/A
 84    No more than 3 months prior to existing term SEND: 8/1/2001                                    N/A
 85    No more than 3 months SEND: 11/25/2000                                                         N/A
 86    No more than 12 months SEND: 8/30/2015                                                         N/A
 87    No more than 12 months prior  SEND: 12/1/2001                                                  N/A
 88    No more than 12 months No less than 2 months SEND: 2/15/2015                                   First right of refusal
 89    No more than 12 months SEND: 9/1/2019                                                          N/A
 90    No more than 12 months SEND: 2/1/2018                                                          N/A
 91    No more than 12 months prior to expiration SEND: 1/1/2021                                      N/A
 92    No more than 12 months prior  SEND:  5/1/2021                                                  N/A
 93    No more than 12 months SEND: 1/1/2021                                                          N/A
 94    Automatically renewed unless notified 30 days in advance                                       N/A
 95    No more than 12 months SEND: 1/1/2015                                                          First right of refusal
 96    No time frame given SEND: 4/1/2001                                                             N/A
 97    At least 12 months prior SEND: 12/31/1998                                                      N/A
 98    No more than 12 months SEND: 1/1/2018                                                          N/A
 99    None                                                                                           N/A
100    No more than 12 months/No less than 6 months SEND: 4/1/2015                                    N/A
101    No more than 12 months SEND: 1/1/2015                                                          First right of refusal
102    No more than 12 months/No less than 2 months SEND: 4/15/2013                                   First right of refusal
103    No more than 12 months SEND:  1/15/2020                                                        N/A
104    No more than 12 months/No less than 2 months SEND: 4/15/2013                                   First right of refusal
105    No more than 12 months SEND: 1/1/2022                                                          N/A
108    No more than 12 months prior SEND: 3/1/2016                                                    N/A
Totals
Annual